UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
JOINT CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 28, 2005
LA QUINTA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-9110 (Commission File Number)	95-3419438 (I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of principal executive offices and zip code)
(214) 492-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
LA QUINTA PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-9109 (Commission File Number)	95-3520818 (I.R.S. Employer Identification No.)
909 Hidden Ridge, Suite 600, Irving, TX 75038
(Address of principal executive offices and zip code)
(214) 492-6600
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of La Quinta Corporation and La Quinta Properties, Inc., dated October 28, 2005, reporting their results of operations for the third quarter ended September 30, 2005.
Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Press release of La Quinta Corporation and La Quinta Properties, Inc., dated October 28, 2005, reporting their results of operations for the third quarter ended September 30, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this joint report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2005	LA QUINTA CORPORATION
	By:	/s/ Steven A. Schumm
Steven A. Schumm
Executive Vice President and Chief Financial Officer

Dated: October 28, 2005	LA QUINTA PROPERTIES, INC.
	By:	/s/ Steven A. Schumm
Steven A. Schumm
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release of La Quinta Corporation and La Quinta Properties, Inc., dated October 28, 2005, reporting their results of operations for the third quarter ended September 30, 2005.

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